UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event
reported): October 1, 2009,


WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)

Nevada

000-32231

52-2236253
(State of
Incorporation)

(Commission File
Number)

(IRS Employer
Identification
No.)


101 Marietta Street, Suite 2600
Atlanta, GA 30303
(Address of principal executive offices) (Zip Code)

(404) 223-2301
(Registrant?s telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act

WinSonic Digital Media Group, Ltd. Releases Business Update to Shareholders CEO Reports on Winsonic Digital Media Groups Strategic Direction, Revenue Model, Distribution Agreements,
Programming and Branding Initiatives

Atlanta,GA WinSonic Digital Media Group, Ltd. (WDMG.PK) www.winsonic.net,a facilities based digital media company, October 1,2009 released the following business update to shareholders.

WinSonic Digital Media Group, Ltd. (WDMG) has achieved numerous major milestones since it began trading on the Pink Sheets. WDMG engaged an Atlanta based CPA firm to complete the 10K 2008 Audit and 2009 first, second, and third quarter 10Q's. WinSonic Digital Cable Systems Network (WDCSN) was approved to launch its national, digital TV transport network schedule in the first Quarter of 2010. WDCSN will offer an extensive content library with transport rights from top national programmers, cable networks, linear programming, established music libraries, and Video on Demand (V.O.D.) rights from major Hollywood movie studios. Working with our partners, WDCSN will offer solutions completely dedicated to the highest quality digital delivery of television, video and music content to our client subscriber base, said Winston Johnson, CEO of WinSonic Digital Media Group, Ltd. Our network has been focused solely on digital video, digital music and digital television services. We have structured our product offerings in a manner that optimizes the experience for both network and customer subscribers. WinSonic Digital Cable Systems Network has secured contracts for digital video, digital music, and digital television distribution services. WDMG is currently developing the WinSonic web site, complete with new interactive features, investor relations, and distribution portals designed to increase traffic and brand loyalty of our subscribers. The company anticipates announcing the new site launch shortly.

WDMG has signed Master Services Agreements (MSA's) with various companies in the range of 5 million dollars. WDCSN
(a subsidiary of WDMG) signed distribution agreements that will bring our network reach up to 10 million subscribers and 1.8 million households via fiber-to-the-home. In addition, WDCSN estimates its digital services will reach 1 million broadband subscribers via the Internet in 2010. We are currently in negotiations for several multi-year contracts with other major broadband, cable and IPTV service providers.

 In addition to these steps, WDMG has hired in house legal counsel to oversee the Internal Legal and Business Affairs
Department. Winsonic is also in the process of retaining a top international law firm to represent WDMG and WDCSN in global entertainment, SEC, FCC, PUC, Intellectual Property, new media, corporate and litigation matters.
In addition to previous announcements, WDMG and Solink have teamed up to deploy a chronic disease management system on the Winsonic Digital Cable Systems Network. Solink offers a chronic disease management system that coordinates care of patients with diabetes, hypertension, asthma and other chronic diseases with their physicians. Our (WinSonic &
Solink) MyMdOfficeLink product is the initial product offering providing on-line tools for self management, education and social networking enabling doctors to coordinate care with patients in their homes or community based kiosks.
Our clients are healthcare providers, payers and/or patients who seek to lower healthcare costs without compromising quality. This is accomplished through efficient management of chronic disease treatment by increasing the accessibility of medical information and treatment online. The on line chronic disease management market is growing rapidly and is currently projected to exceed $25 billion annually. The market is virtually untapped with less than 5% of the needs of chronic illness patients addressed. The
United States represents approximately 60 - 70 % of this market. General Electric, Phillips, Microsoft, SUN, Intel,
Cerner, McKesson and other fortune 500 companies are currently seeking to penetrate this market; however there is no dominant, full service health information technology company offering a comprehensive chronic disease management product. The federal government has set the bar for physicians and health care payers to manage patients more closely, particularly those with chronic diseases. One way this is accomplished is by linking reimbursement directly to their ability to coordinate and provide care outside of the physicians office.

The stage is set for the exponential growth of on-line management products offered by WinSonic and Solink. To date agreements have been signed with Blue Cross Blue Shield of Maryland, Medical Home Model with MedPedsof Maryland, Sun
Microsystems, SevocityClose, Healing our village, United
Healthcare and Americhoice. Additional projects and agreements include:
WDMG headquarter operations and WDCSN Network operations facilities (Network & Lab) Intellimesh Systems, Hah TV
Network, Aspera, BBN, Tulix, Internap, Verizon, & AT&T
WinSonic and its subsidiaries will provide products, training and support, establishing technical teams for future development of marketing and product services. If
Winsonic can accomplish all of these objectives the company believes the result will bring about significant market traction, increased revenue and shareholder value.
We believes it will realize revenue by the end of the third quarter. The company anticipates additional funding in the near term. The amount raised will cover operational and contract milestones as well as capital development costs.Capital proceeds will be used for working capital, administrative infrastructure, business, accounting and legal systems. In addition, WinSonic anticipates additional hardware and software acquisitions, investment in sales, marketing, new technology and customer support.
A portion of the proceeds will include reduction of debt and financing for partnership development. Exponential market penetration can only occur by establishing strategic alliances with synergistic support partners. Included in this amount are costs associated with a Series B Preferred funding to retire corporate debt.
Once the funding initiative is completed the company will be poised for solid growth in 2010 and beyond.


About WinSonic Digital Media Group, Ltd
 WinSonic Digital Media Group, Ltd. is a facilities-based media distribution solutions company with a distinctive video transport concept that enables users to view, interact, and listen to all types of audio, online video, and digital TV, in full-screen format, at high speeds, superb quality, and greatly reduced costs, while reducing the need for expensive high-speed connections. Statements in this press release are certain statements which are not historical or current fact and constitute forward-looking statements? within the meaning of such term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual financial or operating results of the company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements.
Such forward-looking statements including, but not limited to, our aggressively focus on customer growth and leveraging its relationships with major corporations into revenue growth opportunities, based on our best estimates of future results, performance or achievements, based on current conditions and the most recent results of the company. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms opportunity,?
believes,belief,expects,intends,estimates,
anticipates or plans to be uncertain and forward looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the companys reports and registration statements filed with the Securities and Exchange Commission. Consequently, all of the forward- looking statements made in this press release are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by the company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the company or its business or operations.

Contact:
WinSonic Digital Media Group, Ltd.
Jack Baker (MCA) 561 630 2980
investorrelations@winsonic.
SIGNATURE

      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 29, 2009



WINSONIC DIGITAL MEDIA GROUP, LTD.





B
y
:
/s/ Winston Johnson



Winston Johnson


Chairman of the Board and CEO